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                                                                    Exhibit 23.1


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into the Company's previously filed Registration Statement File No.'s 333-00346, 333-09425, 333-14325, 333-21709,
333-35997, 333-43707, 333-51269, 333-51249, 333-75871 and 333-88717.

                                       /s/ ARTHUR ANDERSEN LLP
                                       --------------------------
                                       Arthur Andersen LLP

San Francisco, California
March 29, 2000